UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2014

STANCORP FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

State of Oregon	1-14925	93-1253576
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 SW Sixth Avenue, Portland, Oregon		97204
(Address of principal executive offices)		(Zip Code)

(971) 321-7000

(Registrant’s telephone number, including area code)

No Change

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On February 11, 2014, the Board of Directors of StanCorp Financial Group, Inc. (“StanCorp”) approved a new share repurchase authorization of an additional 3 million shares of StanCorp common stock. The new share authorization will take effect upon the earliest of the completion or the expiration of the existing share repurchase authorization, and will expire on December 31, 2015.

StanCorp issued a press release announcing the new share repurchase authorization on February 12, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and furnished herewith.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	StanCorp Financial Group, Inc. press release dated February 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANCORP FINANCIAL GROUP, INC.

Dated: February 13, 2014

/s/ Robert M. Erickson
Robert M. Erickson Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

* 99.1	StanCorp Financial Group, Inc. press release dated February 12, 2014

*	Furnished herewith